                                                   EXHIBIT 24

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen, Donn T. Wonnell and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 200,000 shares of Pacific Telecom, Inc. Common Stock to be granted to officers under the 1994 Restatement of the Pacific Telecom, Inc. Long-Term Incentive Plan and the resale of 12,188 shares of such Common Stock previously issued pursuant to such plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 29, 1994.

                                   CHARLES E. ROBINSON
                                   --------------------------
                                   Charles E. Robinson

                      POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen, Donn T. Wonnell and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 200,000 shares of Pacific Telecom, Inc. Common Stock to be granted to officers under the 1994 Restatement of the Pacific Telecom, Inc. Long-Term Incentive Plan and the resale of 12,188 shares of such Common Stock previously issued pursuant to such plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 29, 1994.

                                   JAMES H. HUESGEN
                                   --------------------------
                                   James H. Huesgen

                      POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen, Donn T. Wonnell and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 200,000 shares of Pacific Telecom, Inc. Common Stock to be granted to officers under the 1994 Restatement of the Pacific Telecom, Inc. Long-Term Incentive Plan and the resale of 12,188 shares of such Common Stock previously issued pursuant to such plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 29, 1994.

                                   DONALD A. BLOODWORTH
                                   --------------------------
                                   Donald A. Bloodworth

                      POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen, Donn T. Wonnell and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 200,000 shares of Pacific Telecom, Inc. Common Stock to be granted to officers under the 1994 Restatement of the Pacific Telecom, Inc. Long-Term Incentive Plan and the resale of 12,188 shares of such Common Stock previously issued pursuant to such plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 29, 1994.

                                   JOYCE E. GALLEHER
                                   --------------------------
                                   Joyce E. Galleher

                      POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen, Donn T. Wonnell and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 200,000 shares of Pacific Telecom, Inc. Common Stock to be granted to officers under the 1994 Restatement of the Pacific Telecom, Inc. Long-Term Incentive Plan and the resale of 12,188 shares of such Common Stock previously issued pursuant to such plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 29, 1994.

                                   ROY M. HUHNDORF
                                   --------------------------
                                   Roy M. Huhndorf

                      POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen, Donn T. Wonnell and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 200,000 shares of Pacific Telecom, Inc. Common Stock to be granted to officers under the 1994 Restatement of the Pacific Telecom, Inc. Long-Term Incentive Plan and the resale of 12,188 shares of such Common Stock previously issued pursuant to such plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 29, 1994.

                                   DONALD L. MELLISH
                                   --------------------------
                                   Donald L. Mellish

                      POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen, Donn T. Wonnell and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 200,000 shares of Pacific Telecom, Inc. Common Stock to be granted to officers under the 1994 Restatement of the Pacific Telecom, Inc. Long-Term Incentive Plan and the resale of 12,188 shares of such Common Stock previously issued pursuant to such plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 29, 1994.

                                   SIDNEY R. SNYDER
                                   --------------------------
                                   Sidney R. Snyder

                      POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen, Donn T. Wonnell and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Form S-8 Registration Statement under The Securities Act of 1933, prepared in connection with the registration of 200,000 shares of Pacific Telecom, Inc. Common Stock to be granted to officers under the 1994 Restatement of the Pacific Telecom, Inc. Long-Term Incentive Plan and the resale of 12,188 shares of such Common Stock previously issued pursuant to such plan, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated:  April 29, 1994.

                                   NANCY WILGENBUSCH
                                   --------------------------
                                   Nancy Wilgenbusch